Exhibit 99.1

Sarcos Robotics to Merge with Rotor Acquisition Corp.

Sarcos Robotics, a leader in highly dexterous mobile industrial robotic systems, develops robotic systems to enable the workforce of the future with solutions that enhance productivity, reduce occupational injuries, and equalize employment opportunities for the jobs around the world that do not lend themselves to automation

Merger expected to provide the company with up to $496 million of proceeds before expenses to fund business plans, facilitate potential bolt-on acquisitions, and enhance capabilities

$220 million PIPE with participation from funds and accounts managed by BlackRock, Millennium Management LLC, Palantir Technologies Inc., Caterpillar Venture Capital Inc., Schlumberger, Michael F. Price, JAWS Estates Capital, LLC, Sarcos Chairman and CEO Ben Wolff, and founders of Rotor Acquisition Corp.

Combined company to be named Sarcos Technologies and Robotics Corporation and expected to trade on Nasdaq under the new ticker symbol “STRC” with transaction anticipated to close in Q3 2021

SALT LAKE CITY and NEW YORK, April 6, 2021 – Sarcos Robotics (“Sarcos” or the “Company”), a leader in the development of robots that augment humans to enhance productivity and safety, today announced that it will become publicly listed through a merger transaction with Rotor Acquisition Corp. (NYSE: ROT.U, ROT, and ROT WS) (“Rotor”), a publicly-traded special purpose acquisition company. Upon closing, the combined company’s common stock is expected to trade on Nasdaq under the ticker symbol STRC. The transaction represents an enterprise value of $1.3 billion for the combined company, plus a potential earnout of an additional $281 million based on the combined company's future share trading price.

About Sarcos

Sarcos is developing mobile, highly dexterous robotic systems designed for dynamic or unstructured environments. With a focus on augmenting humans for non-repetitive tasks where human decision making is essential, Sarcos’ robotic solutions are designed to enhance individual productivity, making physically demanding jobs safer and more accessible to more people, alleviating skilled worker shortages, and reducing the economic and social impact of occupational injuries, while also equalizing job opportunities for tasks that previously required significant strength and stamina.

Leveraging more than thirty years of development efforts and its robust patent portfolio, Sarcos expects to commercially release its Guardian® XO® full-body wearable industrial exoskeleton robot in mid-2022, followed later in the year by its Guardian® XT™ highly dexterous force feedback industrial teleoperated robot. The Guardian® XO® and Guardian® XT™ robots are expected to join the Company’s highly versatile multi-purpose inspection robot in its commercial lineup, with the aim of delivering a full suite of robots capable of performing physically demanding work that requires human-like skill, dexterity, and range of motion.

With end-market product applications including the aerospace, automotive, logistics, defense, maritime, oil and gas, power and utilities, construction, and manufacturing industries, Sarcos is well-positioned to capture market share in the massive traditional labor markets, representing a total addressable market in U.S. industrial sectors alone of approximately $147 billion. Sarcos plans to expand its product availability globally and recently announced a memorandum of understanding to introduce its products to the Middle East and Africa.

Sarcos intends to deploy its robot fleet primarily through a Robotics as-a-Service (RaaS) solution, which it expects will accelerate the adoption of its products by offering a scalable source of labor augmentation to support its customers. The Company has strong engagement and support from key strategic partners and potential customers, including several Fortune 100 companies.

Management Comments

“Sarcos is building advanced mobile industrial robotic solutions that will advance the future of the workforce,” said Ben Wolff, Chairman and Chief Executive Officer of Sarcos. “We have a strong foundation and a clear road map to launch our next-generation highly dexterous mobile industrial robotic systems that are intended to increase productivity, save lives, and reduce injuries. Our transaction with Rotor accelerates our access to resources that will facilitate our broad product launch and enable us to execute potential bolt-on acquisitions to fortify our platform and enhance our capabilities. Rotor brings significant experience in the industrial and consumer sectors and a shared vision for the future of robotics and the workforce.”

Mr. Wolff continued, “This transaction and the opportunities we believe it will create are a result of the efforts of our team. Moving forward, our team and their dedication to innovation will continue to be the ultimate drivers of our success. We want to thank our customers and business partners for their support as we enter this new chapter for Sarcos.”

Stefan M. Selig, Chairman of Rotor, said, “We launched Rotor Acquisition Corp. with the goal of identifying and partnering with companies that are leveraging technology and innovation to disrupt ‘old-economy’ businesses in large and growing markets. Sarcos fits these criteria perfectly, and we are excited to partner with them and create value by building out the Sarcos platform and bringing the Company’s robotics technology to the global workforce.”

“In January of last year, we were proud to announce our partnership with Sarcos Robotics to bring its cutting-edge products to our frontline teams. It was remarkable to have Sarcos’ Guardian XO industrial exoskeleton join me on stage at the 2020 Consumer Electronics Show for its first public demonstration,” remarked Ed Bastian, Chief Executive Officer of Delta Air Lines. “Delta’s employees are the key ingredient to our success, and we are committed to reducing on-the-job injuries as well as fostering workforce diversity and improving worker longevity for a healthier and safer team. My enthusiasm for Sarcos’ potential has only grown since then as we continue to work closely with Sarcos to turn our everyday heroes into superheroes, making their jobs safer and easier than ever.”

Bolstering Financial Position to Accelerate Growth

Upon completion of the transaction, Sarcos expects to have up to $496 million in cash, before expenses and assuming no Rotor shareholder redemptions, to fund growth initiatives and enhance shareholder value, including:

●	Completing the commercialization and launch of its Guardian XO and XT products;
●	Ramping up production to drive scale and growth;
●	Increasing its capabilities through bolt-on acquisitions; and
●	Developing the Company’s AI platform to enhance the value proposition of its core products.

Transaction Overview

The transaction has been unanimously approved by the Boards of Directors of both Sarcos and Rotor. Rotor’s Board of Directors acted upon the unanimous recommendation of a Special Committee of independent and disinterested directors of Rotor. The Special Committee has obtained a fairness opinion from an independent financial advisor engaged by the Special Committee. The transaction is expected to close in the third quarter of 2021, subject to the satisfaction of customary closing conditions, including regulatory approval, the approval of Rotor’s stockholders and a minimum cash balance comprised of funds in trust and proceeds from the PIPE of not less than $200 million.

At the closing and as a result of the transaction, it is expected that the combined company will have up to $496 million in cash, prior to payment of transaction expenses, including approximately $276 million of cash held in Rotor’s trust account from its initial public offering (assuming no shareholder redemptions) and approximately $220 million from a committed PIPE investment, at $10.00 per share. Key PIPE investors include funds and accounts managed by BlackRock, Millennium Management LLC, Palantir Technologies Inc., Caterpillar Venture Capital Inc., Schlumberger, Michael F. Price, JAWS Estates Capital, LLC, Sarcos Chairman and CEO, Ben Wolff, and founders of Rotor Acquisition Corp. Sarcos’ existing shareholders will exchange 100 percent of their equity of Sarcos for 120 million shares of common stock of Rotor to own approximately 68 percent of the outstanding shares of the combined company at closing. They also will be entitled to receive up to an additional 28.1 million common shares, subject to the trading price of the combined company’s common stock reaching certain levels in the future, as specified in the merger agreement.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Rotor today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Jefferies and PJT Partners are acting as financial advisors to Sarcos and Wilson Sonsini Goodrich & Rosati, Professional Corporation is acting as its legal counsel. Gibson, Dunn & Crutcher LLP is acting as legal counsel, and Credit Suisse is acting as sole financial and capital markets advisor to Rotor Acquisition. Credit Suisse, Jeffries, and PJT Partners are acting as joint placement agents with respect to the private placement. Milbank LLP is acting as legal counsel to the Special Committee of Rotor’s Board of Directors, and Houlihan Lokey is acting as financial advisor to the Special Committee.

Conference Call Information

Sarcos and Rotor will host a joint investor conference call to discuss the transaction and review the investor presentation today, April 6, 2021, at 8:30 AM ET. A live webcast of the conference call and associated presentation materials will be accessible at www.sarcos.com/ir.

The companies encourage those who intend to listen via phone to pre-register for the conference call using the following link: https://dpregister.com/sreg/10154304/e636ff9580. Callers who pre-register will be given a conference passcode and unique PIN to gain immediate access to the call and bypass the live operator. Participants may pre-register at any time, including up to and after the call start time.

Those without internet access or unable to pre-register may dial in by dialing 1-866-777-2509 in the United States or 1-412-317-5413 internationally.

A replay of the conference call will be available shortly after the completion of the conference call and can be accessed at Sarcos’ website.

About Sarcos Robotics

Sarcos Robotics is a leader in industrial robotic systems that augment human performance by combining human intelligence, instinct, and judgment with the strength, endurance, and precision of machines to enhance employee safety and productivity. Leveraging more than 30 years of research and development, Sarcos’ mobile robotic systems, including the Guardian® S, Guardian® GT, and Guardian® XO®, are revolutionizing the future of work wherever physically demanding work is done. Sarcos is based in Salt Lake City, Utah, and backed by Caterpillar Venture Capital Inc., Delta Air Lines, GE Ventures, Microsoft, and Schlumberger. For more information, please visit www.sarcos.com.

About Rotor Acquisition Corp.

With approximately 100 years of combined experience in investing and managing capital across markets and industries, structuring transactions, and building businesses and led by Chief Executive Officer Brian Finn, Chairman of the Board Stefan M. Selig, and Director John D. Howard, Rotor Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with potential target companies with certain industry and business characteristics within the areas of disruptive consumer and industrial technologies. For more information, please visit www.rotoracquisition.com.

Additional Information about the Merger and Where to Find It

This press release relates to the proposed merger involving Rotor and Sarcos. Rotor intends to file a proxy statement with the SEC, and each party will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement will also be sent to the stockholders of Rotor, seeking any required stockholder approvals. Before making any voting or investment decision, investors and security holders of Rotor and Sarcos are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Rotor with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Rotor upon written request to Rotor Acquisition Corp., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

Rotor, Sarcos and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Rotor, in favor of the approval of the merger. Information regarding Rotor’s directors and executive officers is contained in the section of Rotor’s Form S-1 titled “Management”, which was filed with the SEC on December 18, 2020. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Rotor’s and Sarcos’ expectations or predictions of future financial or business performance or conditions, Sarcos’ product roadmap, including the expected timing of new product releases, Sarcos’ plans to expand its product availability globally, the expected composition of the management team and board of directors following the transaction, the expected use of capital following the transaction, including Sarcos’ ability to accomplish the initiatives outlined above, the expected timing of the closing of the transaction and the expected cash balance of the combined company following the closing. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of Rotor’s Form S-1 titled “Risk Factors,” which was filed with the SEC on December 18, 2020. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on Rotor’s or Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Rotor nor Sarcos is under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Rotor has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Rotor’s reports filed with the SEC, including Rotor’s most recent reports on Form 8-K and all attachments thereto, which are available, free of charge, at the SEC’s website at www.sec.gov, and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals or stockholder approvals of Rotor or Sarcos are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained, failure to realize the anticipated benefits of the merger, risks related to Sarcos’ ability to execute on its business strategy, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the possibility that Rotor or Sarcos may be adversely affected by other economic, business and/or competitive factors, the number of redemption requests made by Rotor’s public stockholders, the ability of the combined company to meet Nasdaq’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the merger, the inability to complete the private placement of common stock of Rotor to certain institutional accredited investors, the risk that the announcement and consummation of the transaction disrupts Sarcos’ current plans and operations, costs related to the transaction, changes in applicable laws or regulations, the outcome of any legal proceedings that may be instituted against Rotor, Sarcos, or any of their respective directors or officers, following the announcement of the transaction, the ability of Rotor or the combined company to issue equity or equity-linked securities in connection with the proposed merger or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and those factors discussed in documents of Rotor filed, or to be filed, with SEC.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Rotor’s most recent reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in Rotor’s proxy statement, when available. Any financial projections in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Rotor’s and Sarcos’ control. While all projections are necessarily speculative, Rotor and Sarcos believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this press release should not be regarded as an indication that Rotor and Sarcos, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results.

This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Rotor and is not intended to form the basis of an investment decision in Rotor. All subsequent written and oral forward-looking statements concerning Rotor and Sarcos, the proposed transaction, or other matters and attributable to Rotor and Sarcos or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Rotor, Sarcos and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Rotor, in favor of the approval of the merger. Information regarding Rotor’s directors and executive officers is contained in the section of Rotor’s Form S-1 titled “Management,” which was filed with the SEC on December 18, 2020. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts

Sarcos Robotics

Kristi Martindale

801-419-0438

Joele Frank / Jonathan Keehner / Aaron Palash

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Rotor Acquisition Corp.

Stefan Selig

347-396-1377